Exhibit 10.1

ASSIGNMENT OF COMPANY INTERESTS AND STOCK POWER

This Assignment of Company Interests and Stock Power (this “Assignment”), dated June 28, 2022 (the “Effective Date”), is by and between Meta Materials Inc., a Nevada corporation (“Meta Materials” or “Assignor”) and Oilco Holdings, Inc., a Nevada corporation (“Oilco” or “Assignee”).

WHEREAS, Assignor currently owns 100% of the issued and outstanding equity interests of Assignee;

WHEREAS, Assignor owns Exactly Twenty Million (20,000,000) shares of common stock in Torchlight Energy, Inc., a Nevada corporation, and those shares are 100% of the issued and outstanding equity interests of Torchlight Energy, Inc. (“Torchlight Energy Equity Interest”);

WHEREAS, Assignor owns Exactly One (1) membership unit in Torchlight Hazel, LLC, a Texas limited liability company, and that unit is 100% of the issued and outstanding equity interests of Torchlight Hazel, LLC (“Torchlight Hazel Equity Interest”);

WHEREAS, Assignor owns Exactly Ten-Thousand (10,000) shares of common stock in Hudspeth Oil Corporation, a Texas corporation, and those shares are 100% of the issued and outstanding equity interests of Hudspeth Oil Corporation (“Hudspeth Oil Corporation Equity Interest”);

WHEREAS, Hudspeth Oil Corporation owns 100% of the issued and outstanding equity interests of Hudspeth Operating, LLC, a Texas limited liability company;

WHEREAS, Assignor and Assignee intend that following this Assignment, Assignee will own 100% of the issued and outstanding equity of: (i) Torchlight Energy, Inc.; (ii) Torchlight Hazel, LLC; and (iii) Hudspeth Oil Corporation and its wholly owned subsidiary Hudspeth Operating, LLC.

NOW, THEREFORE, for $10.00 and other good and valuable consideration, the receipt and sufficiency of which is mutually acknowledged:

Assignor, Meta Materials Inc., does hereby SELL, ASSIGN, TRANSFER, and CONVEY unto Assignee, Oilco Holdings, Inc., all of Assignors’ right, title, and interest in the Torchlight Energy Equity Interest, the Torchlight Hazel Equity Interest, and the Hudspeth Oil Equity Interest, TO HAVE AND TO HOLD, FOREVER, said interests unto the Assignee above named, its successors and assigns, forever.

NOTWITHSTANDING ANYTHING CONTAINED TO THE CONTRARY IN ANY OTHER PROVISION OF THIS ASSIGNMENT, IT IS THE EXPLICIT INTENT OF EACH PARTY HERETO THAT ASSIGNOR IS NOT MAKING ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND IT IS UNDERSTOOD THAT, WITHOUT LIMITING SUCH EXPRESS REPRESENTATIONS AND WARRANTIES, ASSIGNEE

Assignment of Company Interests and Stock Power

TAKES THE TORCHLIGHT ENERGY EQUITY INTEREST, THE TORCHLIGHT HAZEL EQUITY INTEREST, AND THE HUDSPETH OIL EQUITY INTEREST, AS WELL AS THE UNDERLYING ASSETS, IF ANY (COLLECTIVELY “ASSIGNED INTERESTS”), AS IS AND WHERE IS AND WITH ALL FAULTS. WITHOUT LIMITING THE GENERALITY OF THE IMMEDIATELY PRECEDING SENTENCE, ASSIGNOR HEREBY: (I) EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR THE PRESENCE OR ABSENCE OF ANY HAZARDOUS MATERIALS IN OR ON, OR DISPOSED OF OR DISCHARGED FROM, THE ASSETS) RELATING TO THE CONDITION OF THE ASSIGNED INTERESTS; AND (II) NEGATES ANY RIGHTS OF ASSIGNEE UNDER STATUTES TO CLAIM DIMINUTION OF CONSIDERATION AND ANY CLAIMS BY ASSIGNOR FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, IT BEING THE INTENTION OF ASSIGNOR AND ASSIGNEE THAT ASSIGNED INTERESTS ARE TO BE ACCEPTED BY ASSIGNEE IN THEIR PRESENT CONDITION AND STATE OF REPAIR.

This Assignment shall be operative as a stock power, with full power of substitution.

Nothing in this Assignment shall provide any benefit to any third party or entitle any third party to any claim, cause of action, remedy or right of any kind, it being the intent of the parties hereto that this Assignment shall otherwise not be construed as a third party beneficiary contract.

This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

This Assignment may be executed in multiple counterparts, and electronic copies of the originals are fully valid and enforceable.

SIGNED on June 28, 2022.

ASSIGNOR:		ASSIGNEE:

Meta Materials Inc.		Oilco Holdings, Inc.

By:	/ s/ George Palikaras	By:	/s/ George Palikaras
	George Palikaras President and Chief Executive Officer		George Palikaras President

Assignment of Company Interests and Stock Power